                   SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       __________________________________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 12, 1998

                 American Gaming & Entertainment, Ltd.
                 _____________________________________
           (Exact Name of Registrant as Specified in Charter)


                                Delaware
                                ________
                    (State or Other Jurisdiction of
                    Incorporation or Organization)


       0-19049                                         74-2504501
       __________________________________________________________
(Commission                                                  (IRS Employer
File Number)                                                 Identification No.)


               One Woodland Avenue, Paramus, New Jersey 07652
               ______________________________________________
                  (Address of Principal Executive Offices)

    Registrant's telephone number, including area code:  (609) 822-8505


                           Not Applicable
                           ______________
 (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)



                              1 of 14
American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 5.  Other Events


On May 12, 1998, the Registrant and Mr. Wellington, the Registrant's President and Chief Executive Officer, executed an amendment to an agreement dated as of September 12, 1996 (the "Employment Agreement"). The amendment extended the term of the Employment Agreement through September 12, 2000. All other terms and conditions of the Employment Agreement remain in full force and effect.
Item 7. Financial Statements and Exhibits

(a)     Exhibits


Exhibit Number       Description
______________       ___________

10.2 First Amendment to Employment Agreement dated May 12, 1998 between the Registrant and J. Douglas Wellington



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    American Gaming & Entertainment, Ltd.
                    _____________________________________
                    (Registrant)

DATE:  June 10, 1998


                    By:  /s/ J. Douglas Wellington
                         _________________________
                         J. DOUGLAS WELLINGTON
                         President and Chief Executive Officer and
                         Principal Accounting Officer

                         EXHIBIT INDEX


Exhibit Number           Description                                      Page
______________           ___________                                      ____

10.2                     First Amendment to Employment Agreement dated      5
                         May 12, 1998 between the Registrant and J.
                         Douglas Wellington